 Filed pursuant to Rule 497(e)
Registration Nos. 333-197427; 811-22980

Angel Oak High Yield Opportunities Fund
Class A | Class T | Class C | Institutional Class

Supplement to the
 Summary Prospectus
dated May 31, 2017

October 18, 2017

Effective immediately, Nichole Hammond, Senior Portfolio Manager of Angel Oak Capital Advisors, LLC (the “Adviser”), has been added as a Portfolio Manager of the Angel Oak High Yield Opportunities Fund (the “Fund”). Ms. Hammond will co-manage the Fund’s day-to-day operations with Matthew Kennedy, CFA, Senior Portfolio Manager of the Adviser. The Fund’s portfolio management team also includes Sreeniwas (Sreeni) V. Prabhu and Berkin Kologlu.

Angel Oak High Yield Opportunities Fund
Class A | Class T | Class C | Institutional Class

Supplement to the
 Prospectus and Statement of Additional Information (“SAI”)
each dated May 31, 2017

a series of Angel Oak Funds Trust

October 18, 2017

Effective immediately, Nichole Hammond, Senior Portfolio Manager of Angel Oak Capital Advisors, LLC (the “Adviser”), has been added as a Portfolio Manager of the Angel Oak High Yield Opportunities Fund (the “Fund”). Ms. Hammond will co-manage the Fund’s day-to-day operations with Matthew Kennedy, CFA, Senior Portfolio Manager of the Adviser. The Fund’s portfolio management team also includes Sreeniwas (Sreeni) V. Prabhu and Berkin Kologlu.

Effective immediately, Ms. Hammond is added as a Portfolio Manager for the Fund on page 25 of the Prospectus.

Additionally, the following supplements the section entitled “Portfolio Managers” on pages 37-38 of the Prospectus:

Nichole Hammond, CFA, is a Senior Portfolio Manager of the Adviser and Portfolio Manager of the High Yield Fund. Ms. Hammond has over 17 years’ experience in the corporate bond market across multiple industrial and financial subsectors. Prior to joining the Adviser in 2017, Ms. Hammond spent 15 years at Wells Capital Management. Ms. Hammond was most recently a Senior Analyst for Wells Capital Management’s Montgomery Core Fixed Income team, responsible for research and investment strategy in the corporate bond portfolio with a focus on global financials. Ms. Hammond holds a B.A. in Business Administration, specializing in Finance, from the University of Washington. She also holds the Chartered Financial Analyst (CFA®) designation and is a member of the CFA® Institute.

The following replaces, in its entirety, the first paragraph in the section entitled “About the Portfolio Managers” on page 25 of the Fund’s SAI:

Brad A. Friedlander, Sam Dunlap, Berkin Kologlu, Sreeniwas V. Prabhu, Kin Lee, and Colin McBurnette are the Portfolio Managers of the Multi-Strategy Income Fund. Brad A. Friedlander, Sreeniwas V. Prabhu, Clayton Triick and Navid Abghari are the Portfolio Managers of the Flexible Income Fund. Matthew R. Kennedy and Nichole Hammond have primary responsibility for the day-to-day management of the High Yield Fund. The High Yield Fund’s portfolio management team also includes Sreeniwas (Sreeni) V. Prabhu, and Berkin Kologlu.  As of December 31, 2016 (September 30, 2017 with respect to Ms. Hammond), the Portfolio Managers were responsible for managing the following types of accounts for the Adviser, including the Fund(s) for which they serve as a portfolio manager:

The following supplements the section entitled “About the Portfolio Managers” on page 25 of the Fund’s SAI:

Nichole Hammond

Number and Assets of Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1 $48,482,188	0 $0	0 $0	0 $0	0 $0	0 $0

The following supplements the section entitled “Potential Conflicts of Interest” on pages 27-28 of the Fund’s SAI:

As of September 30, 2017, Ms. Hammond did not own shares of the High Yield Fund.

Please retain this Supplement with your Prospectus and SAI for future reference.